UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LOGICBIO THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LogicBio Therapeutics, Inc.

65 Hayden Avenue, Floor 2

Lexington, MA 02421

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

The 2022 Annual Meeting of Stockholders, or the Annual Meeting, of LogicBio Therapeutics, Inc., or the Company or LogicBio, will be held on Friday, June 17, 2022, at 10:00 a.m. Eastern Time, or ET, in a virtual meeting format. The purpose of the Annual Meeting is to consider and vote on the following proposals:

1.	To elect each of Mark Enyedy, J. Jeffrey Goater and Mark Kay as Class I directors, each for a three-year term;

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022; and

3.	To consider and act upon any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote “FOR” each of the Class I director nominees (Proposal 1) and “FOR” the ratification of our independent registered public accounting firm (Proposal 2). Each outstanding share of our common stock, par value $0.0001 per share (Nasdaq: LOGC), or our Common Stock, entitles the holder of record as of 5:00 p.m. ET on April 26, 2022, or the record date, to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You will be able to attend the Annual Meeting virtually, vote your shares during the Annual Meeting, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LOGC2022 and using your unique control number found on the Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 17, 2022, or the Notice, or the proxy card. You will not be able to attend the Annual Meeting physically in person. If your shares are held with a bank, broker or nominee, please refer to the materials provided by your bank or broker for voting instructions.

We are also pleased to take advantage of U.S. Securities and Exchange Commission, or SEC, rules that allow companies to furnish their proxy materials over the Internet. We are mailing our stockholders the Notice instead of a paper copy of our proxy materials. The Notice contains instructions on how to access the documents and cast your vote by Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials. Stockholders who previously elected not to receive a Notice will instead receive a paper copy of the proxy materials by mail. The notice and access process allows us to provide our stockholders with the information they need more efficiently, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is important. Whether or not you expect to attend the Annual Meeting virtually, we urge you to vote your shares by following the instructions in the Notice that you previously received and submit your proxy by Internet, phone or by signing, dating and returning the proxy card included in these materials by mail in order to ensure that your vote is recorded. If you choose to attend the Annual Meeting virtually, you may still vote your shares during the Annual Meeting, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement.

All stockholders are extended a cordial invitation to attend the Annual Meeting virtually. Thank you for your ongoing support of and interest in LogicBio.

By Order of the Board of Directors,

Frederic Chereau
President, Chief Executive Officer and Director
April 29, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2022

The Notice of 2022 Annual Meeting of Stockholders, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or our Annual Report, are available for viewing, printing and downloading at www.proxyvote.com. These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-800-579-1639, by emailing sendmaterial@proxyvote.com, by submitting a request over the Internet at www.proxyvote.com.

Additionally, you can find a copy of the proxy statement and our Annual Report on the SEC’s website at www.sec.gov, or in the “Investors” section of our website at www.logicbio.com. You may also obtain a printed copy of our Annual Report, free of charge, by sending a written request to: LogicBio Therapeutics, Inc., 65 Hayden Avenue, Floor 2, Lexington, MA 02421, Attention: Corporate Secretary. Exhibits, if any, will be provided upon written request and payment of an appropriate processing fee.

-i-

LogicBio Therapeutics, Inc.

65 Hayden Avenue, Floor 2

Lexington, MA 02421

PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, June 17, 2022 at 10:00 a.m. ET

GENERAL INFORMATION

This proxy statement, along with the accompanying Notice of 2022 Annual Meeting of Stockholders, contains information about the 2022 Annual Meeting of Stockholders of LogicBio Therapeutics, Inc., including any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m. Eastern Time, or ET, on June 17, 2022. The Annual Meeting will be a virtual meeting via live webcast. You will be able to attend the Annual Meeting, vote during the Annual Meeting, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LOGC2022 and entering the control number included in the Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 17, 2022, or the Notice, or proxy card you receive. The mailing of the Notice to our stockholders is scheduled to begin on or about April 29, 2022.

In this proxy statement, we refer to LogicBio Therapeutics, Inc. as “LogicBio,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.

Implications of Being an “Emerging Growth Company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and therefore we are permitted and intend to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We have taken advantage of these reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies that are not emerging growth companies in which you hold stock.

Why is the Company soliciting my proxy?

The Board of Directors of LogicBio is soliciting your proxy to vote at the Annual Meeting to be held virtually via live webcast on Friday, June 17, 2022 at 10:00 a.m. ET, and any adjournments or postponements of the meeting. This proxy statement along with the accompanying Notice of 2022 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

When will this proxy statement and the accompanying materials be available to stockholders?

We intend to commence distribution of the Notice, and if applicable, the proxy materials, to all stockholders entitled to vote at the Annual Meeting on or about April 29, 2022. The proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, the accompanying proxy card, this proxy statement and the 2021 annual report, or the Annual Report, will be made available to the stockholders on the Internet on the same date.

A complete list of registered stockholders will be available to stockholders of record at least ten (10) days before the Annual Meeting and during normal business hours at 65 Hayden Avenue, Floor 2, Lexington, Massachusetts 02421. The stockholder list will also be available to stockholders for examination during the Annual Meeting at www.virtualshareholdermeeting.com/LOGC2022.

Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and Annual Report are available on our website, no information contained on such websites is incorporated by reference in or considered to be a part of this document. Stockholders who previously elected not to receive a Notice will instead receive a paper copy of the proxy materials by mail.

When is the record date for the Annual Meeting?

The Company’s Board of Directors fixed the record date for the Annual Meeting as of 5:00 p.m. ET on April 26, 2022. Only stockholders who owned shares of our Common Stock at 5:00 p.m. ET on April 26, 2022 are entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

Our Annual Meeting will begin promptly at 10:00 a.m. ET in a virtual meeting format at www.virtualshareholdermeeting.com/LOGC2022. To participate in the Annual Meeting, you will need the unique control number included in your Notice or your proxy card. We encourage you to access the meeting prior to the start time. You may log in to the virtual Annual Meeting starting fifteen (15) minutes before the meeting.

You are entitled to participate in the Annual Meeting only if you are a stockholder as of 5:00 p.m. ET on the record date or if you hold a valid proxy for the Annual Meeting.

What if there are technical difficulties during the virtual Annual Meeting?

Beginning fifteen (15) minutes prior to the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website (www.virtualshareholdermeeting.com/LOGC2022). If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting website fifteen (15) minutes prior to the Annual Meeting.

Why did I receive the Notice in the mail instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC we have elected to provide access to our proxy materials by Internet. Accordingly, we are sending the Notice to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referenced in the Notice and to request to receive, free of charge, a printed set of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet or through email to help reduce the environmental impact of our Annual Meeting.

How many votes can be cast by all stockholders?

A total of 32,962,733 shares of Common Stock of the Company were outstanding on April 26, 2022 and are entitled to be voted at the meeting. Each share of Common Stock is entitled to one vote on each matter.

Who may attend the Annual Meeting?

Only stockholders as of the record date, their proxy holders and guests invited by the Company may attend the Annual Meeting virtually by accessing www.virtualshareholdermeeting.com/LOGC2022 and entering the unique control number found on the Notice or the proxy card.

If your shares are held by a bank, broker or other nominee, you can attend the Annual Meeting by contacting the broker or other nominee who holds your shares to obtain a broker’s proxy card and using the control number found on the broker’s proxy card.

What is the difference between being a stockholder of record and a beneficial owner?

As summarized below, there are some differences between being a “stockholder of record” and a “beneficial owner.”

Stockholder of record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are the stockholder of record, and the proxy materials are being sent directly to you.

Beneficial owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or other nominee, who is considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your nominee authorizing you to do so. Your nominee has sent you instructions on how to direct the nominee’s vote. You may vote by following those instructions.

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

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By Internet. Before the Annual Meeting, you may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided on the Notice or the proxy card. You must have your unique control number that is on either the Notice or the proxy card when voting.

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By Telephone. You may vote by proxy by calling 1-800-690-6903 and by following the instructions provided on the proxy card. You must have your unique control number that is on either the Notice or the proxy card when voting.

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By Mail. If you received a proxy card, complete and mail your proxy card, in the postage prepaid envelope, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors and according to the discretion of the proxy holders named in the proxy card upon any other business that may properly be brought before the Annual Meeting and at all adjournments and postponements thereof.

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By Attending the Virtual Annual Meeting. The Annual Meeting will be held entirely online. You may vote your shares at www.virtualshareholdermeeting.com/LOGC2022 during the Annual Meeting. You will need the unique control number that is on either the Notice or the proxy card when voting and the instructions accompanying these proxy materials.

Telephone and Internet voting for stockholders of record will be available up until 11:59 p.m. ET on June 16, 2022, and mailed proxy cards must be received by June 16, 2022 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

If your shares of Common Stock are held in street name (that is, held for your account by a broker, bank or other nominee), as described further above, please refer to the materials provided by your broker, bank or other nominee for voting instructions.

What vote is required to approve each item and what are the Board of Directors’ recommendations on how to vote my shares?

Proposal	Voting Options	Votes Required	Effects of Abstentions	Effect of Broker Non-Votes	Board Recommendation
Election of three Class I Directors (Proposal 1)	For/ Against/ Abstain (1)	Majority of votes cast (1)	No effect	No effect	FOR

Ratification of the appointment of independent auditors (Proposal 2)	For/ Against/ Abstain	Majority of votes	No effect	—	FOR

(1)

Our Amended and Restated Bylaws, or our Bylaws, provide for a majority voting standard for the election of directors in an uncontested election. At any meeting of stockholders at which there is a contested election of directors, however, our Bylaws provide that a plurality voting standard will apply.

Who pays the cost for soliciting proxies?

The Company will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock, as well as support for hosting of the virtual Annual Meeting. The Company may solicit proxies by mail, personally, by telephone or by Internet through its officers, directors and other management employees, who will receive no additional compensation for such services. The Company may also utilize the assistance of third parties in connection with our proxy solicitation efforts and, if used, the Company would compensate such third parties for their efforts. We do not currently plan to engage any such third party.

May my broker vote for me?

If your broker holds your shares in street name, the broker may vote your shares on certain “routine” matters even if it does not receive instructions from you. At the Annual Meeting, your broker may, without instructions from you, vote on Proposal 2, which is considered a routine matter, but not on any of the other proposals (which is referred to as a “broker non-vote”). Broker non-votes are shares represented at the Annual Meeting held by brokers, bankers or other nominees for which instructions have not been received from the beneficial owners or persons entitled to vote such shares and such brokers, bankers or other nominees do not have discretionary voting power to vote such shares.

Can I change or revoke my vote?

You may change or revoke your proxy at any time before it is voted by notifying the Corporate Secretary in writing, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone up until 11:59 p.m. ET on June 16, 2022, or by attending the Annual Meeting and voting online during the Annual Meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

How is a quorum reached?

The presence, online or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

The Board of Directors does not know of any other matters that may be presented for action at the Annual Meeting. Under our Bylaws the deadline for stockholders to notify us of any proposals or director nominations to be presented at the Annual Meeting has passed. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the Annual Meeting is postponed or adjourned?

Subject to the provisions of our Bylaws your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted. If the Annual Meeting is adjourned or postponed for any reason, at any subsequent reconvening of the Annual Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.

What does it mean if I receive more than one Notice or proxy card?

If you receive more than one Notice or proxy card, it may be because you have multiple accounts at the transfer agent or with a broker or other nominee. Please complete and return all proxy cards to ensure that all of your shares are voted.

Can I elect to receive electronic delivery of the Company’s proxy materials?

Most stockholders can elect to view future proxy materials over the Internet instead of receiving paper copies in the mail by following the instructions on your Notice. You can choose this option and access the information you need on a more-timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Will my shares be voted if I do not return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy by mail or by voting at the Annual Meeting. If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely return your proxy. Under applicable stock exchange rules, nominees subject to these rules are expected to have this discretionary voting authority with respect to ratification of the appointment of our independent registered public accounting firm (Proposal 2). However, they will not have this discretionary voting authority with respect the election of directors (Proposal 1). As a result, if the beneficial owners have not provided instructions with respect to the election of directors (Proposal 1), those beneficial owners’ shares will be considered broker non-votes. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this proxy statement.

Where can I find the voting results?

We expect to announce the preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four (4) business days following the Annual Meeting.

CORPORATE GOVERNANCE

BOARD COMPOSITION AND STRUCTURE

Our Fourth Amended and Restated Certificate of Incorporation, or our Charter, states that the Board of Directors shall consist of not fewer than three and not more than fifteen members, and the precise number of directors shall be fixed by a resolution of the Board of Directors. Each director holds office until his or her successor is duly elected and qualified or until his or her death, resignation or removal. Our Charter provides that our directors may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose. Vacancies in the Board of Directors, including a vacancy that results from an increase in the number of directors, may be filled by a vote of the majority of the directors then in office, even if less than a quorum, except that any vacancy created by the removal of a director by the stockholders for cause shall only be filled by vote of a majority of the outstanding shares of Common Stock.

Our Charter provides that the Board of Directors is divided into three classes of directors, with the classes as nearly equal in number as possible. Each of our directors identified below serves in the class indicated. Subject to any earlier resignation or removal in accordance with the terms of our Charter and Bylaws, our Class I directors, if elected at the Annual Meeting, will serve until the 2025 annual meeting of stockholders, our Class II directors will serve until the 2023 annual meeting of stockholders and our Class III will serve until the 2024 annual meeting of stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by the Board of Directors among the three classes.

Director Independence

Under The Nasdaq Stock Market, or Nasdaq, Listing Rule 5605, a majority of a listed company’s board of directors must consist of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit committee, compensation committee and nominating and corporate governance committee be independent and, in the case of the audit committee and compensation committee, satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our directors, other than Mr. Chereau, our Chief Executive Officer, is “independent” as that term is defined under Nasdaq Listing Rule 5605(a)(2). Our Board of Directors also determined that each of the current members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee satisfies the independence standards for such committee established by the SEC and Nasdaq Listing Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with the Company and all other facts and circumstances deemed relevant in determining their independence.

Board Membership Criteria

As reflected in our Corporate Governance Guidelines, it is the policy of the Board of Directors that all directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. The Nominating and Corporate Governance Committee and the Board of Directors believe that each director should possess the requisite ability, judgment and experience to oversee the Company’s business, and should contribute to the overall diversity of the Board of Directors. Our Corporate Governance Guidelines set forth criteria for nomination as a director of the Company. The Board of Directors considers the qualifications of directors and director candidates individually and in the broader context of its overall composition and the Company’s current and anticipated future needs. In particular, the Board of Directors considers diversity of background and experience, as well as ethnicity, gender and other forms of diversity. Stockholders may also nominate persons to be elected as directors in accordance with our Bylaws and applicable law, as described under “General Matters—Stockholder Proposals and Nominations.” The Nominating and Corporate Governance Committee does not have a written policy regarding stockholder nominations, but has determined that it is the practice of the Nominating and Corporate Governance Committee to consider candidates proposed by stockholders if made in accordance with our Bylaws.

Board Meetings and Attendance

The Board of Directors held five meetings during the year ended December 31, 2021. Each of the directors attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the year ended December 31, 2021 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee and excluding any meetings in which a director was an interested party).

It is the practice of our Board of Directors to have a separate meeting session for the independent directors during every regularly scheduled meeting of the full Board of Directors.

It is the practice of our Board of Directors that its members make every effort to attend our annual stockholder meetings in person or be present via teleconference.

Board of Directors Leadership Structure

Our current Board leadership structure separates the positions of Chief Executive Officer and Chairperson of the Board of Directors. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board of Directors, is primarily responsible for our operations and strategic direction, while our Board Chairperson, who is an independent member of the Board, presides over meetings of our Board of Directors, including executive sessions of the Board of Directors, performs oversight responsibilities and provides strategic guidance. Our Board of Directors has three standing Committees that are chaired by independent directors and consist entirely of independent directors. Our Board of Directors delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board of Directors. We believe our current Board of Directors and Committees structure represents an appropriate allocation of roles and responsibilities for our Company at this time because it strikes an effective balance between management and independent leadership participation in the Board of Directors meetings and Committee meetings.

The Board of Directors’ Role in Risk Oversight

The Board of Directors and its Committees play an important role in risk oversight at the Company through direct decision-making authority with respect to significant matters, as well as through the oversight of management by the Board of Directors. In particular, the Board of Directors administers its risk oversight function through (1) the review and discussion of regular periodic reports by the Board of Directors and its Committees on topics relating to the risks that the Company faces, (2) the approval by the Board of Directors (or a Committee of the Board of Directors) of significant transactions and other decisions, (3) the direct oversight of specific areas of the Company’s business by the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and (4) regular periodic reports from the auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to the Company’s internal control over financial reporting. The Board of Directors also relies on management to bring significant matters impacting LogicBio to its attention.

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and discussing with management and the Company’s independent registered public accounting firm the Company’s system of internal controls, its financial and critical accounting practices and its policies relating to risk assessment and management. As part of this process, the Audit Committee discusses the Company’s major financial risk exposures and steps that management has taken to monitor and control such exposures. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters. See “Risks Related to Compensation Practices and Policies” below for information related to the Compensation Committee’s oversight of compensation-related risks.

Because of the role of the Board of Directors and its Committees in risk oversight, the Board of Directors believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to the Company’s operations. The Board of Directors acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations, but it believes its current leadership structure enables it to effectively provide oversight with respect to such risks.

BOARD COMMITTEES

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors and is described more fully below. Each Committee operates pursuant to a written charter, and each reviews and assesses the adequacy of its charter periodically and submits any proposed revisions to the Board of Directors for approval. The charter for each Committee is available on our website at www.logicbio.com, under the “Investors—Corporate Governance” section.

The following table describes which directors currently serve on each of the Board of Directors’ committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Leon Chen		CH

Frederic Chereau

Mark Enyedy*		M

J. Jeffrey Goater*	M

Susan Kahn			M

Daphne Karydas	M		M

Mark Kay*

Richard Moscicki†			CH

Michael Wyzga	CH	M

*	Nominated for election at the Annual Meeting. See Proposal 1.
†	Chairperson of the Board
CH	Chairperson of the Committee
M	Member of the Committee

Audit Committee

Our Audit Committee is composed of J. Jeffrey Goater, Daphne Karydas and Michael Wyzga, with Mr. Wyzga serving as Chairperson of the Audit Committee. Mark Enyedy served as a member of the Audit Committee until September 2021. Mr. Goater joined our Audit Committee in September 2021. The Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. The Board of Directors has determined that Mr. Wyzga is an “audit committee financial expert” within the meaning of the SEC regulations and applicable listing standards of Nasdaq. The Audit Committee’s responsibilities include:

•	appointing, and, if necessary, terminating the independent auditor;

•	pre-approving all auditing services and all permitted non-audit services by the independent auditor and pre-approving the related fees;

•

assessing and overseeing the independence of the independent auditor and ensuring the receipt of, reviewing, evaluating, and discussing formal written reports from the independent auditor, including as required by the Public Company Accounting Oversight Board, or PCAOB, and any disclosed relationships or services regarding the auditor’s independence;

•	reviewing hiring policies for employees or former employees of the independent auditors;

•	requesting independent auditors provide relevant information about PCAOB inspections;

•

obtaining and reviewing reports from the independent auditor describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent quality control review or any inquiry or investigation by governmental or professional authorities with respect to audits carried out by the independent auditor;

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obtaining assurance from the independent auditors that, in the course of its audit of the Company, it has not detected or otherwise become aware of information indicating that an illegal act has or may have occurred;

•	reviewing with the independent auditor the overall scope and plans for audits;

•	reviewing with the independent auditor any noteworthy audit problems or difficulties;

•

reviewing and discussing with management and the independent auditor the scope of the Company’s system of internal controls, its financial and critical accounting practices, and its policies relating to risk assessment and management;

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reviewing disclosures about any significant deficiencies or material weaknesses in the design or operation of the Company’s system of internal controls and any fraud involving management or employees playing a significant role in the Company’s system of internal controls;

•	reviewing any special steps or remedial measures adopted in light of material control weaknesses or significant deficiencies, if any;

•	reviewing, to the extent applicable, the Company’s internal controls report and the independent auditor’s internal controls report prior to the filing of any reports;

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reviewing with management the Company’s procedures and practices designed to provide reasonable assurance that the Company’s books, records, accounts, and internal controls are established and maintained as required by law and regulation, and that there are adequate company-level controls in place to prevent or detect any improper or illegal disbursement of corporate funds or property value;

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receiving and reviewing reports of the independent auditor discussing all critical accounting policies and practices used in the preparation of the Company’s financial statements, all alternative treatments of financial information within generally accepted accounting principles, or GAAP, that have been discussed with management, all material written communications between the independent auditor and management and any other matters required to be communicated under PCAOB standards;

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discussing with management and the independent auditor changes in the Company’s critical account principles and the effects of alternative GAAP methods, off-balance sheet structures, and regulatory and accounting initiatives;

•

reviewing and discussing with management and the independent auditor the annual and quarterly financial statements and management’s discussion and analysis of financial condition and results of operations of the Company;

•	discussing critical audit matters and related disclosures with the independent auditor;

•

reviewing, or establishing standards for the type of information and the type of presentation of such information to be included in, earnings press releases and guidance provided to analysts and rating agencies;

•

discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports, if any, that raise material issues regarding, or call into question the integrity of, the Company’s financial statements or accounting policies;

•	reviewing material pending legal proceedings and other contingent liabilities involving the Company;

•

establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal account controls or auditing matters, and submissions by employees of concerns regarding questionable accounting or auditing matters;

•	assisting the Board of Directors in its oversight of risk;

•	overseeing the integrity of the Company’s information technology systems, processes, and data;

•	reviewing and assessing the adequacy of the Audit Committee’s Charter;

•	preparing the Audit Committee’s report for inclusion in the Company’s annual proxy statement; and

•	reviewing and approving all related party transactions in accordance with Company policy.

During the year ended December 31, 2021, the Audit Committee met four times. The report of the Audit Committee is included in this proxy statement under “Audit Committee Report.”

Compensation Committee

Our Compensation Committee is composed of Leon Chen, Mark Enyedy and Michael Wyzga, with Dr. Chen serving as Chairperson of the Compensation Committee. J. Jeffrey Goater served as a member of the Compensation Committee until September 2021. Mr. Enyedy and Mr. Wyzga joined our Compensation Committee in September 2021. The Board of Directors has determined that each member of the Compensation Committee is “independent” as defined under the applicable listing standards of Nasdaq and meets the independence criteria set forth in Rule 10C-1. The Compensation Committee’s responsibilities include:

•	overseeing the Company’s overall compensation philosophy and policies;

•

reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, or the CEO, other executive officers of the Company and any other employees whose compensation is required to be approved by the Compensation Committee pursuant to Nasdaq Listing Rules, including all individuals who are “insiders” subject to Section 16 of the Exchange Act (collectively, the Senior Officers) and any other employees whose compensation is required to be approved by the Compensation Committee pursuant to Nasdaq Listing Rules, evaluating the performance of the CEO and the other Senior Officers in light of those goals and objectives and recommending to the Board of Directors for approval the compensation for the CEO and other Senior Officers;

•	reviewing and making recommendations to the Board of Directors about the compensation of the non-employee directors;

•

reviewing and administering the Company’s equity-based and incentive compensation plans and grant awards under such plans and making recommendations to the Board of Directors about amendments to such plans and the adoption of any new compensation plans;

•

recommending to the Board of Directors any stock ownership guidelines for the CEO and the other Senior Officers, other executives and non-employee directors and monitor individual compliance with such guidelines;

•

reviewing and discussing with management the Company’s compensation discussion and analysis, CD&A, if required, and considering inclusion of the CD&A in the Annual Report and its annual proxy statement;

•	producing, if required, a compensation committee report on executive compensation for inclusion in the Company’s Annual Report and its annual proxy statement;

•	monitoring compliance with requirements under Sarbanes-Oxley Act of 2002 relating to loans to directors and officers;

•	overseeing compliance with applicable SEC rules and regulations regarding shareholder approval of certain executive compensation matters;

•	reviewing and approving all Senior Officer employment contracts and other compensation, severance, and change-in-control arrangements for the current and former Senior Officers;

•	periodically establishing and reviewing policies and procedures with respect to perquisites for Senior Officers;

•

reviewing the Company’s compensation policies, practices and arrangements to determine whether they encourage excessive risk-taking; reviewing the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk;

•	reviewing and assessing the adequacy of the Compensation Committee Charter;

•	overseeing and monitoring the Company’s policies and strategies related to human capital management, as well as the alignment of such programs with the Company’s overall ESG strategy; and

•	participating in an evaluation of the performance of the Compensation Committee.

During the year ended December 31, 2021, the Compensation Committee met five times.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Susan Kahn, Daphne Karydas and Richard Moscicki, with Dr. Moscicki serving as Chairperson of the Nominating and Corporate Governance Committee. Mr. Enyedy served as a member of the Nominating and Corporate Governance Committee until March 2022. Ms. Karydas joined the Nominating and Corporate Governance Committee in September 2021, and Ms. Kahn joined the Nominating and Corporate Governance Committee in March 2022. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq. The Nominating and Corporate Governance Committee’s responsibilities include:

•

identifying individuals qualified to become members of our Board of Directors, receiving nominations for such individuals, and recommending to the Board of Directors the director nominees for the next annual meeting of stockholders;

•	recommending to our Board of Directors the classes of the Board on which nominees should serve;

•	considering, reviewing and evaluating candidates proposed by stockholders for nomination as a director, using the same process as considering other candidates;

•	considering, and if appropriate, establishing a policy under which stockholders may recommend a candidate for consideration for nomination as a director;

•	if a vacancy occurs, identifying and recommending to the Board of Directors qualified candidates to fill such vacancy;

•	reviewing and recommending Committee slates annually and recommending additional Committee members to fill vacancies;

•

developing and recommending to the Board of Directors corporate governance guidelines that address, at a minimum, director qualification standards, director responsibilities, direct access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluations of the Board of Directors;

•	reviewing the corporate governance guidelines and recommending changes as necessary;

•	articulating to each director what service on the Board of Directors entails;

•

reviewing the Company’s practices and policies with respect to directors, including retirement policies, the size of the Board of Directors, service of non-employee directors, the meeting frequency of the Board of Directors and the structure of Board of Directors meetings;

•	recommending to the Board of Directors processes for annual evaluations of the performance of the Board of Directors and the appropriate committees thereof and overseeing such evaluation processes;

•	reviewing the leadership structure and committee structure of the Board of Directors;

•	reviewing Company policies with respect to significant issues of corporate public responsibility;

•

reviewing and overseeing Company strategies regarding management of environmental, social and governance, or ESG, matters, including related risks and opportunities, and review public disclosures with respect to such matters;

•	considering and reporting to the Board of Directors any questions of possible conflicts of interest of members of the Board of Directors;

•	overseeing the systems and processes established by the Company to ensure compliance with the Company’s Code of Business Conduct and Ethics;

•	providing for new director orientation and continuing education for existing directors on a periodic basis;

•	reviewing and providing recommendations relating to management succession planning;

•	reviewing and assessing the adequacy of the Nominating and Corporate Governance Committee Charter; and

•	performing or participating in an evaluation of the performance of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee met two times during the year ended December 31, 2021.

Compensation Consultants

As a part of determining compensation for our Senior Officers, the Compensation Committee engaged Arnosti Consulting, Inc., or Arnosti Consulting, and Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon and collectively, the Compensation Consultants, as independent compensation consultants during 2021. Arnosti Consulting provided consulting services to the Company through June 2021, and Aon provided consulting services to the Company starting in July 2021. Arnosti Consulting and/or Aon provided analysis and recommendations to the Compensation Committee regarding the following:

•	trends and emerging topics with respect to executive compensation;

•	peer group selection for executive compensation benchmarking;

•	compensation practices of our peer group;

•	compensation programs for executives and all of our employees; and

•	stock utilization and related metrics.

In determining to engage the Compensation Consultants, the Compensation Committee considered each Compensation Consultant’s independence, taking into consideration relevant factors, including the absence of other services provided to the Company, and the amount of fees the Company paid to such Compensation Consultant as a percentage of its respective total revenue. The Compensation Consultants’ policies and procedures that are designed to prevent conflicts of interest, any business or personal relationship any individual compensation advisor has with an executive officer of the Company, any business or personal relationship any individual compensation advisor has with any member of the Compensation Committee and any stock of the Company owned by the Compensation Consultants or their individual compensation advisors. The Compensation Committee determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of each Compensation Consultant and its individual compensation advisors as compensation consultants to the Compensation Committee has not created any conflicts of interest, and that each Compensation Consultant is independent pursuant to the independence standards set forth in the Nasdaq listing standards promulgated pursuant to Section 10C-1 of the Exchange Act.

Delegation of Authority and the Role of Management

The Compensation Committee may delegate to subcommittees, consisting of one or more members of the Compensation Committee, any of the responsibilities of the full Committee. The Compensation Committee may also delegate any of its responsibilities to the extent permitted by applicable law to the CEO and/or other Senior Officers, except that compensation actions affecting the CEO or other Senior Officers may not be so delegated to any Senior Officer.

A subset of our executive officers, including our CEO, participate in general sessions of our Compensation Committee. Management does not participate in executive sessions of our Compensation Committee. At the request of our Compensation Committee, our CEO makes compensation-related recommendations to the Compensation Committee with respect to annual base salary, target bonus and long-term incentive award grants for our executive officers, other than for himself. No member of the management team, including our CEO, has a role in determining his or her own compensation.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Risks Related to Compensation Practices and Policies

The Compensation Committee maintains a pay-for-performance compensation philosophy, but also recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the Company in order to maximize personal compensation. To mitigate such risk, the Compensation Committee reviews at least annually the overall structure and components of our compensation program and, with respect to our Senior Officers, the levels of compensation under such program. The Compensation Committee has reviewed our compensation program and believes that it does not encourage inappropriate actions or risk taking and is not reasonably likely to have a material adverse effect on our business. In addition, we do not believe that the mix or design of the components of our executive compensation program encourages our Senior Officers to assume excessive risks. We believe that our compensation program, current business process and planning cycle fosters the behaviors and controls that would mitigate the potential for adverse risk caused by the action of our Senior Officers, including the following:

•

base salaries that are consistent with our Senior Officers’ responsibilities and the market and that are established to ensure that our Senior Officers would not be motivated to take excessive risks to achieve a reasonable level of financial security;

•

corporate objectives for our annual bonus program for our Senior Officers that are consistent with our annual operating and strategic plans and corporate goals, designed to achieve the proper risk/reward balance, and should not require excessive risk taking to achieve;

•	the mix between fixed and variable, annual and long-term and cash and equity compensation is designed to encourage strategies and actions that balance our short-term and long-term best interests; and

•	equity awards that vest over a period of time, which we believe encourages Senior Officers to take a long-term view of our business.

HEDGING POLICY

As part of our Insider Trading Policy, our directors, officers and employees are prohibited from engaging in any hedging transactions of our Common Stock, including through variable prepaid forward contracts, equity swaps and collars, and exchange funds.

CODE OF BUSINESS CONDUCT AND ETHICS AND CORPORATE GOVERNANCE GUIDELINES

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. A copy of our Code of Business Conduct and Ethics may be accessed free of charge by visiting our website at www.logicbio.com and going to the “Corporate Governance” tab under the “Investors” section, or by requesting a copy in writing from our Corporate Secretary at 65 Hayden Avenue, Floor 2, Lexington, Massachusetts 02421. We intend to post on our website any amendment to, or waiver under, a provision of the Code of Business Conduct and Ethics that applies to our directors and certain of our executive officers within four business days following the date of such amendment or waiver.

A copy of the Corporate Governance Guidelines may also be accessed free of charge by visiting our website at www.logicbio.com and going to the “Corporate Governance” tab under the “Investors” section, or by requesting a copy in writing from our Corporate Secretary at 65 Hayden Avenue, Floor 2, Lexington, Massachusetts 02421.

DIRECTORS

The Board of Directors is currently comprised of nine members. Below is a list of the names, ages and classification of the individuals who currently serve as our directors as of April 26, 2022.

Name	Age	Position

Leon Chen	47	Director (Class II)

Frederic Chereau	55	Director (Class III); President and Chief Executive Officer

Mark Enyedy	58	Director (Class I)

J. Jeffrey Goater	46	Director (Class I)

Susan Kahn	65	Director (Class II)

Daphne Karydas	49	Director (Class II)

Mark Kay	64	Director (Class I)

Richard Moscicki	70	Director (Class III); Chairperson of the Board of Directors

Michael Wyzga	67	Director (Class III)

BOARD DIVERSITY MATRIX

Our Board of Directors has voluntarily provided the self-identified information below.

Board Diversity Matrix (as of April 29, 2022)

Total Number of Directors: 9
	Female	Male	Non-Binary	Did not Disclose Gender

Part I: Gender Identity

Directors	2	7	—	—

Part II: Demographic Background

African American or Black	—	—	—	—

Alaskan Native or Native American	—	—	—	—

Asian	—	1	—	—

Hispanic or Latinx	—	—	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	2	6	—	—

Two or More Races or Ethnicities	—	—	—	—

LGBTQ+	—	—	—	—

Did not Disclose Demographic Background	—	—	—	—

DIRECTOR BIOGRAPHIES

Biographical information concerning our directors is set forth below.

Director Nominees (Class I Directors)

Mark Enyedy has served as a member of our Board of Directors since March 2020. Mr. Enyedy has served as the President, Chief Executive Officer, and a director of ImmunoGen, Inc. (Nasdaq: IMGN) since 2016. Prior to joining ImmunoGen, he served in various executive capacities at Shire PLC, a pharmaceutical company, from 2013 to 2016, including as Executive Vice President and Head of Corporate Development from 2014 to 2016, where he led Shire’s strategy, M&A, and corporate planning functions and provided commercial oversight of Shire’s pre-Phase 3 portfolio. Prior to joining Shire, he served as Chief Executive Officer and a director of Proteostasis Therapeutics, Inc., a biopharmaceutical company, from 2011 to 2013.

Prior to joining Proteostasis, he served for 15 years at Genzyme Corporation, a biopharmaceutical company, most recently as President of the Transplant, Oncology, and Multiple Sclerosis divisions. Mr. Enyedy holds a J.D. from Harvard Law School and practiced law prior to joining Genzyme. Mr. Enyedy is also a director of Ergomed PLC (LSE: ERGO), the Biotechnology Innovation Organization and the American Cancer Society of Eastern New England. Within the past five years, he also served as a director of Akebia Therapeutics (Nasdaq: AKBA), Fate Therapeutics, Inc. (Nasdaq: FATE) and Keryx Biopharmaceuticals, Inc. We believe that Mr. Enyedy is qualified to serve on our Board of Directors because of his significant leadership experience, including as chief executive officer, in the life sciences industry.

J. Jeffrey Goater has served as a member of our Board of Directors since December 2020. Mr. Goater has served as a venture partner of The Column Group, a healthcare investment firm, since October 2021 and as Interim Chief Executive Officer of Atavistik Bio, a pre-clinical biotechnology company, since January 2022. Previously, he served as the Chief Executive Officer of Surface Oncology, Inc. (Nasdaq: SURF), a clinical-stage biopharmaceutical company, from February 2018 to March 2021. Mr. Goater previously was Secretary and Chief Business Officer of Surface from February 2017 to September 2018 and February 2017 to February 2018, respectively. Prior to Surface, Mr. Goater served as the Chief Financial Officer and held other senior business and finance positions at Voyager Therapeutics, Inc. (Nasdaq: VYGR), a clinical-stage gene therapy company, from September 2013 to December 2016. Prior to that, he served as Vice President of Business Development at Synageva BioPharma Corp. (subsequently acquired by Alexion Pharmaceuticals, Inc.), from April 2013 to July 2013, and before that, he worked as an investment banker at Evercore Partners Inc. (now Evercore Inc.), from April 2008 to April 2013, most recently as Managing Director. Before Evercore, Mr. Goater worked as an equity research analyst at Cowen and Company, LLC, covering the biopharmaceutical sector, from August 2004 to March 2008. He currently serves on the Board of Directors of Vaccinex, Inc. (Nasdaq: VCNX), Atavistik Bio, Inc., Ribon Therapeutics, Inc., Kallyope, Inc., and Surface. Mr. Goater received a B.A. in Biology, an M.S. in Pathology, an M.S. in Microbiology and Immunology and an M.B.A., all from the University of Rochester. We believe that Mr. Goater is qualified to serve on our Board of Directors due to his executive experience and experience in the life sciences industry.

Mark Kay has served as a member of our Board of Directors since January 2016. Dr. Kay is the Dennis Farrey Family Professor in Pediatrics, and a Professor of Genetics at Stanford University School of Medicine, where he heads the Division of Human Gene Therapy. Dr. Kay moved from the University of Washington to Stanford in 1998, where he has been on the faculty since that time. A founder of the American Society of Gene and Cell Therapy, or ASGCT, Dr. Kay served as ASGCT’s President from 2005 to 2006. Within the past five years, Dr. Kay has also served as a member of the Board of Directors of Genevant Sciences GmbH. He holds a B.S. in Physical Science from Michigan State University and an M.D. and Ph.D. from Case Western Reserve University. We believe that Dr. Kay is qualified to serve on our Board of Directors due to his significant expertise regarding our technology platform and his experience in the field of genetic medicine.

Directors With Terms Expiring In 2023 (Class II Directors)

Leon Chen has served as a member of our Board of Directors since January 2016. Dr. Chen is a partner at The Column Group, a healthcare investment firm, where he has been employed since October 2019. Prior to joining The Column Group, Dr. Chen was a venture partner at OrbiMed Advisors, a healthcare investment firm, from June 2013 to September 2019. Dr. Chen currently serves on the boards of directors of several privately held life sciences companies. Within the past five years, Dr. Chen also served on the Board of Directors of Nurix Therapeutics, Inc. (Nasdaq: NRIX). He has a B.A. in Biochemistry from U.C. Berkeley, a Ph.D. in Molecular Pharmacology from the Stanford School of Medicine and an M.B.A. from the Stanford Graduate School of Business. We believe that Dr. Chen is qualified to serve on our Board of Directors due to his venture capital experience, including his venture capital experience in the life sciences industry.

Susan Kahn has served as a member of our Board of Directors since December 2021. From September 2007 to November 2021, Ms. Kahn was the executive director of the National Tay-Sachs & Allied Diseases Association (NTSAD), a highly regarded patient advocacy group for children and adults affected by rare genetic diseases. Previously, she was at Genzyme Genetics, where she led initiatives to develop and execute new business opportunities, acquisition and partnering strategies, new product and technology assessments, and technology licensing. Before that, Ms. Kahn worked at Chiron Diagnostics in roles of increasing responsibility, including roles in business development and finance. Within the last five years, Ms. Kahn also served as a member of the Board of Directors of BioPontis Alliance Rare Disease Foundation, Inc. She earned an A.B. in Applied Mathematics-Economics from Brown University and an M.B.A. from the Tuck School of Business at Dartmouth. We believe that Ms. Kahn is qualified to serve on our Board of Directors due to her patient advocacy, business development and finance experience.

Daphne Karydas has served as a member of our Board of Directors since December 2020. Ms. Karydas has served as the Chief Operating Officer and Chief Financial Officer of Flare Therapeutics, Inc., a pre-clinical pharmaceutical company, since October 2021. Prior to joining Flare, Ms. Karydas was the Chief Financial Officer of Syndax Pharmaceuticals, Inc. (Nasdaq: SDNX), a clinical-stage, biopharmaceutical company from July 2020 to October 2021. Ms. Karydas previously served as Senior Vice President of Corporate Financial Planning & Analysis and Strategy at Allergan plc, a pharmaceutical company, where she oversaw the company’s long-term financial and business strategy, until its acquisition by AbbVie Inc. (NYSE: ABBV) in May 2020. She joined Allergan in April 2017 as Senior Vice President of Global Investor Relations and Strategy, leading engagement with the investment community and business strategy development. Prior to joining Allergan, she served as Executive Director and Senior Healthcare Analyst at J.P. Morgan Asset Management from January 2015 to April 2017. Previously, she was a Portfolio Manager and Senior Healthcare Analyst at The Boston Company Asset Management, a BNY Mellon company. Earlier in her career, Ms. Karydas was a Vice President at Goldman Sachs Asset Management focused on healthcare, as well as a member of Goldman Sachs’ healthcare investment banking team. Before joining Goldman Sachs, she was a Project Chemical Engineer at Merck & Co. where she focused on process development for novel vaccines. Ms. Karydas currently serves on the Board of Directors of Eucrates Biomedical Acquisition Corp. (Nasdaq: EUCR), as well as on the board of Elicio Therapeutics, Inc. Ms. Karydas received a B.A. and M.S. in Chemical Engineering from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School. We believe that Ms. Karydas is qualified to serve on our Board of Directors due to her financial, strategic, investor relations, and executive experience and her experience in the life sciences industry.

Directors With Terms Expiring In 2024 (Class III Directors)

Frederic Chereau has served as our President and Chief Executive Officer since April 2016 and serves a member of our Board of Directors. Prior to joining LogicBio, Mr. Chereau served as the President and Chief Operating Officer of aTyr Pharma Inc. (Nasdaq: LIFE) from February 2014 to July 2015. Before that, he worked at Shire Pharmaceuticals, a biopharmaceutical company, serving as Senior Vice President—Global Franchise Lead, Angioedema, from September 2012 to December 2013. Before the acquisition of Pervasis Therapeutics, Inc. by Shire, Mr. Chereau served as its President and Chief Executive Officer since October 2008. Before Pervasis, Mr. Chereau worked at Genzyme from 1999 to 2008, where he held various positions within the organization in Europe and in the United States, culminating in his position as Vice President and General Manager of the Cardiovascular Business Unit. Previously, he held various sales and marketing roles in a medical device company in France. Mr. Chereau serves on the Board of Directors of Dynacure S.A., a biotechnology company dedicated to the development of new treatments for patients affected by centronuclear myopathies, Coave Therapeutics, a clinical stage biotechnology company focused on developing gene therapies in rare ocular and central nervous system diseases, and on the strategic advisory board of La Rochelle Business School in France. He holds a bachelor’s degree in physics from Paris University, a graduate degree from ESC La Rochelle and an M.B.A. from INSEAD. We believe that Mr. Chereau is qualified to serve as a member of our Board of Directors based on his experience in the biotechnology industry, as well as his insight as our President and Chief Executive Officer.

Richard Moscicki has served as a member of our Board of Directors since October 2018 and as Chairperson since June 2020. Dr. Moscicki is currently the Executive Vice President for Science and Regulatory Advocacy and the Chief Medical Officer at Pharmaceutical Research and Manufacturers of America, a position he has held since October 2017. Previously, from March 2013 to October 2017, he served as Deputy Center Director for Science Operations for the U.S. Food and Drug Administration’s Center for Drug Evaluation and Research. From 2011 to 2013, Dr. Moscicki served as Senior Vice President and Head of Clinical Development at Sanofi Genzyme. Before that, he served as Chief Medical Officer at Genzyme Corporation from 1992 to 2011. Since June 2018, Dr. Moscicki has served as a director of Akcea Therapeutics, Inc., where he was also a member of the Nominating and Governance Committee and the Compensation Committee, until its acquisition by Ionis Pharmaceuticals, Inc. in 2020. He has also served as a director of KSQ Therapeutics, Inc. since September 2018. He received a B.S. and an M.D. from Northwestern University. We believe Dr. Moscicki is qualified to serve as a member of our Board of directors based on his extensive clinical and regulatory experience in the pharmaceutical industry.

Michael Wyzga has served as a member of our Board of Directors since September 2018. Mr. Wyzga is currently the President of MSW Consulting, Inc., a private company focused on strategic biotechnology consulting, a position he has held since November 2013. Prior to that, Mr. Wyzga served as President and Chief Executive Officer and a member of the Board of Directors of Radius Health, Inc. (Nasdaq: RDUS), a publicly traded biopharmaceutical company, from 2011 until 2013. Prior to that, Mr. Wyzga joined Genzyme Corporation in February 1998 and served in various senior management positions, most recently serving as Executive Vice President, Finance from 2003 until 2011 and as Chief Financial Officer from 1999 until 2011. Currently, Mr. Wyzga serves on the Boards of Directors of Tvardi Therapeutics, Inc., X4 Pharmaceuticals, Inc. (Nasdaq: XFOR), Adagio Therapeutics, Inc. (Nasdaq: ADGI), GenSight Biologics SA (EPA: SIGHT), and Mereo BioPharma

Group plc (Nasdaq: MREO). Mr. Wyzga has served as a director of Tvardi since March 2021, as a director of X4 Pharmaceuticals since 2018 and as Chair of the Board of Directors since 2018, as a director of Adagio since July 2021, and as a director of GenSight Biologics since October 2013 and as Chairman since March 2016. Mr. Wyzga has served as a director and a member of the Audit Committee of Mereo since April 2019 and serves as Deputy Chair, and served as a director of OncoMed Pharmaceuticals, Inc. from February 2013 until its merger with Mereo in April 2019. From February 2015 to June 2021, Mr. Wyzga also served as a director of Exact Sciences Corporation (Nasdaq: EXAS), where he was also a member of the Audit and Compensation Committees. Mr. Wyzga also previously served as a director of Akebia Therapeutics, Inc. (Nasdaq: AKBA), a biotechnology company, from February 2014 until December 2018, as a director of Idenix Pharmaceuticals, Inc., a publicly traded biotechnology company that was acquired by Merck & Co. in August 2014, where he also served as the Chair of the Audit Committee and a member of the Compensation Committee, and as a member of the Supervisory Board of Prosensa Holding B.V., a biopharmaceutical company, from June 2014 until its acquisition by BioMarin Falcon B.V. in December 2014. He received an M.B.A. from Providence College and a B.S. from Suffolk University. We believe that Mr. Wyzga is qualified to serve on our Board of Directors due to his financial and executive experience as well as his extensive experience in the biotechnology industry.

EXECUTIVE OFFICERS

Below is a list of the names, ages, positions, and biographical information of the individuals who serve as our executive officers as of April 26, 2022.

Name	Age	Position

Frederic Chereau	55	President and Chief Executive Officer; Director (Class III)

Daniel Gruskin	50	Chief Medical Officer

Cecilia Jones	47	Chief Financial Officer and Treasurer

Mariana Nacht	58	Chief Scientific Officer

Andrea Paul	41	General Counsel and Corporate Secretary

EXECUTIVE OFFICER BIOGRAPHIES

Biographical information for Frederic Chereau, our President and Chief Executive Officer, is included in this proxy statement under “Director Biographies.”

Daniel Gruskin has served as our Chief Medical Officer since May 2021. From August 2020 to May 2021, Dr. Gruskin served as our Senior Vice President, Clinical Development. Prior to joining LogicBio, Dr. Gruskin held various positions of increasing responsibility at Sanofi Genzyme, including serving as Head of Global Medical Affairs, Rare Disease from May 2016 to June 2019, Interim Head of North America Medical Affairs, Rare Disease from September 2017 to March 2018, and Vice President, Head of Data Generation and Communication from November 2014 to December 2016. In his capacity as Head of Global Medical Affairs, Rare Disease, Dr. Gruskin oversaw medical affairs, life cycle management, scientific affairs and other medical and development activities related to metabolic, rare and/or genetic diseases. Prior to his role at Sanofi Genzyme, Dr. Gruskin served as assistant professor, human genetics and pediatrics at Emory University School of Medicine, and as the chief of the genetics section at Children’s Healthcare of Atlanta. Dr. Gruskin received his M.D. from the Medical College of Georgia School of Medicine.

Cecilia Jones has served as our Chief Financial Officer and Treasurer since January 2021. Before joining the Company, Ms. Jones held various roles of increasing responsibility at Biogen Inc. (Nasdaq: BIIB), most recently serving as Vice President, Finance from June 2019 to January 2021, in which she supported Research & Development, worldwide Medical and Business Development Finance, advising senior management on investment prioritization to support the Company’s strategic goals. At Biogen, Ms. Jones also served as Senior Director, Corporate Finance from July 2015 to June 2019 and Senior Director, Commercial Operations from August 2014 to July 2015. Ms. Jones received a Licenciatura en Economia from Universidad de San Andres in Buenos Aires, Argentina and an M.B.A. from Harvard Business School.

Mariana Nacht has served as our Chief Scientific Officer since November 2020. Before joining the Company, Dr. Nacht served as Chief Scientific Officer of Cereius, Inc., from December 2019 to November 2020. Before that, she served as Chief Scientific Officer of Vivid Biosciences LLC, from January 2018 to July 2019; Vice President, Cancer Biology of KDAc Therapeutics, Inc. a biotechnology company, from February 2017 to January 2018 and Vice President, Head of Biology of Padlock Therapeutics, Inc. from July 2014 to July 2016. Dr. Nacht earned her B.S. in Biology and Spanish from Tufts University and her Ph.D. in Molecular Biology from the University of Pennsylvania.

Andrea Paul has served as our General Counsel and Corporate Secretary since May 2021. Prior to joining LogicBio, she held roles of increasing responsibility at Akebia Therapeutics, Inc. (Nasdaq: AKBA), where she served as Vice President, Legal from November 2020 to May 2021, as Vice President, Legal–Corporate and Securities from February 2020 to November 2020, and Senior Corporate and Securities Counsel from December 2017 to February 2020. While at Akebia, Ms. Paul was a strategic legal partner for the company’s merger with Keryx Biopharmaceuticals, Inc. as well as the company’s financing and business development transactions. Prior to Akebia, she served as Senior Corporate Counsel at Momenta Pharmaceuticals, Inc. from April 2016 to November 2017. Before that, she was an associate at Mintz, Levin, Cohn, Glovsky and Popeo, P.C., and Sullivan & Cromwell LLP. Ms. Paul received her J.D. from Harvard Law School, where she served as the Managing Editor of the Harvard Law Review, and her B.A. from Columbia University (Columbia College).

EXECUTIVE COMPENSATION

INTRODUCTION

This section provides an overview of our compensation arrangements with our principal executive officer and our next two most highly compensated executive officers for the year ended December 31, 2021. These individuals, who we refer to as our “named executive officers,” are:

•	Frederic Chereau, President and Chief Executive Officer;

•	Daniel Gruskin, Chief Medical Officer; and

•	Cecilia Jones, Chief Financial Officer and Treasurer.

ELEMENTS OF EXECUTIVE COMPENSATION

Base Salaries

Base salaries for our named executive officers are determined annually by our Compensation Committee. When reviewing base salaries, our Compensation Committee takes factors into account such as each officer’s experience and individual performance, the Company’s performance as a whole, blended peer group and broader market data, market competitiveness, internal parity to similar positions, and general industry conditions, but does not assign any specific weighting to any factor.

Each of our named executive officers receives an annual base salary, which was initially established at the time of the named executive officer’s commencement of employment with us and is reviewed by our Compensation Committee from time to time, generally on an annual basis and in connection with promotions.

Annual Cash Bonuses

All of our named executive officers participate in the LogicBio Therapeutics, Inc. 2018 Cash Incentive Plan, our annual cash bonus program, which promotes and rewards our employees for the achievement of key strategic and business goals. The 2021 bonus plan period covered the 12-month period beginning on January 1, 2021 and ending on December 31, 2021. For the 2021 bonus plan period, the target annual bonus as a percentage of base salary (as determined based on the 2021 base salary amounts) was 50% for Mr. Chereau, 40% for Dr. Gruskin (following his May 2021 promotion) and 40% for Ms. Jones (who joined the Company in January 2021).

Our Compensation Committee establishes corporate performance goals annually, each having a designated weighting, which relate to key development, strategic and financial goals of the Company. Following the 2021 bonus plan period, our Compensation Committee met and evaluated the performance of the Company against the specified performance goals. Based on its evaluation, the Compensation Committee recommended, and the Board of Directors approved, that the Company achieved 90% of its corporate performance goals. Mr. Chereau’s cash bonus was 100% determined based on the Company’s achievement of its corporate performance goals. Each of Dr. Gruskin’s and Ms. Jones’ cash bonuses was determined 75% based on the Company’s achievement of its corporate performance goals and 25% based on the achievement of individual goals. Consequently, the Board of Directors approved payment of cash bonuses for the 2021 bonus plan period of: $244,901 for Mr. Chereau, $157,613 for Dr. Gruskin, and $148,443 for Ms. Jones. The cash bonuses paid to Dr. Gruskin and Ms. Jones reflected prorated amounts based on their promotion or start dates, respectively.

Mr. Chereau’s annual bonus target was increased to 55% of his annual base salary for 2022. The annual bonus targets for Dr. Gruskin and Ms. Jones were not increased for 2022.

Equity Compensation

Our named executive officers participate in our 2018 Equity Incentive Plan. During fiscal year 2021, Mr. Chereau, Dr. Gruskin and Ms. Jones received annual grants of stock options, and Ms. Jones, who commenced employment with us in January 2021, received a new hire grant of stock options and restricted stock units, or RSUs. The annual stock option grants are subject to time-based vesting conditions and generally vest, subject to continued employment, as follows: 25% of the shares subject to the award vest on the first anniversary of the grant date and, thereafter, the shares continue to vest in monthly installments over thirty-six months thereafter, generally subject to the named executive officer’s continued service through the applicable vesting date. The RSUs granted to Ms. Jones in connection with her commencement of employment with us on January 11, 2021 vested in full on January 11, 2022.

These equity awards serve to align the interests of our named executive officers with our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period.

Other Benefits

We currently provide broad-based health and welfare benefits, including health, dental, vision, life and short- and long-term disability insurance, that are available to all of our full-time employees, including our named executive officers, during their employment with us. In addition, we maintain a SIMPLE IRA retirement plan for all of our full-time employees. In 2021, we contributed an amount equal to 2% of each participating employee’s eligible compensation to this plan. Our named executive officers are eligible to participate in these plans on the same basis as other eligible employees.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation awarded to, earned by, or paid to our named executive officers in respect of their service to us during 2021 and, if applicable, 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards($)(4)	All Other Compensation($)(5)	Total
Frederic Chereau	2021	542,500	244,901	—	1,435,007	5,800	2,228,208
President and Chief Executive Officer	2020	479,308	192,194	120,816	1,059,517	5,700	1,857,535
Daniel Gruskin (1)	2021	414,070	157,613	—	961,502	5,800	1,538,986
Chief Medical Officer	—	—	—	—	—	—	—
Cecilia Jones (2)	2021	366,586	148,443	50,006	1,472,645	5,800	2,043,480
Chief Financial Officer and Treasurer	—	—	—	—	—	—	—

(1)

Dr. Gruskin commenced employment with us on August 6, 2020 as Senior Vice President, Clinical Development and was promoted to Chief Medical Officer effective May 19, 2021, and as a result, Dr. Gruskin was not a named executive officer prior to fiscal year 2021. Dr. Gruskin’s 2021 base salary and bonus amounts reflect his promotion accordingly.

(2)	Ms. Jones commenced employment with us on January 11, 2021 as Chief Financial Officer and Treasurer, and as a result, her base salary and bonus amounts for 2021 were prorated accordingly.

(3)

The amounts reported in this column (i) for 2021, represent the cash bonuses earned by such named executive officer during the fiscal year ended December 31, 2021, and (ii) for 2020, if applicable, represent the cash bonuses earned by such named executive officer during the fiscal year ended December 31, 2020. See “Elements of Executive Compensation – Annual Bonuses” above.

(4)

The amounts reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of restricted stock unit awards and options granted to our named executive officers during the years indicated, computed in accordance with Financial Accounting Standards Board, or FASB, ASC 718, excluding the effect of estimated forfeitures. The assumptions used to value the restricted stock unit awards and options for this purpose are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(5)	The amounts reported in this column represent employer contributions to our SIMPLE IRA that were made on behalf of each of our named executive officers in 2021 and, if applicable, 2020.

Employment Agreements

Each of our currently employed named executive officers is party to an employment agreement with us. These agreements set forth the terms and conditions of our named executive officers’ employment or engagement with us, as applicable. Each named executive officer is also party to a confidential information and invention assignment agreement with us. As used in the summary below, the terms “cause,” “disability,” “good reason” and “change of control” have the meanings set forth in the applicable agreement.

Frederic Chereau. We are party to an Amended and Restated Executive Employment Agreement with Mr. Chereau, dated October 22, 2018, pursuant to which he has agreed to serve as our President and Chief Executive Officer, or the Chereau Agreement. The Chereau Agreement continues until we or Mr. Chereau terminates the agreement in accordance with its terms. The key terms of the Chereau Agreement are as follows:

•

Base Salary and Annual Cash Bonus. Under the Chereau Agreement, Mr. Chereau is entitled to receive a base salary, subject to adjustment from time to time by the Compensation Committee and is eligible to receive an annual performance-based cash bonus determined by the Compensation Committee. For the year ended December 31, 2021, Mr. Chereau’s base salary was $542,500 and his target annual performance-based bonus was 50% of his base salary.

•	Employee Benefits. Mr. Chereau is entitled to participate in the employee benefit plans maintained by the Company for generally applicable to other senior executives of the Company.

•	Indemnification. Mr. Chereau is entitled to receive the same indemnification rights granted to other senior executives of the Company.

•

Severance. If Mr. Chereau’s employment is terminated by us other than for “cause” and other than due to Mr. Chereau’s death or “disability” or if Mr. Chereau resigns for “good reason” (each as defined in the Chereau Agreement), he will be entitled to receive base salary continuation for nine months, an amount equal to 0.75 times his target annual bonus, payable in installments over nine months, and reimbursement of COBRA premiums for up to six months. If his employment terminates under such circumstances within 24 months following a change of control (as defined in the Chereau Agreement), Mr. Chereau will be entitled to receive a lump sum payment equal to 1.5 times the sum of his annual base salary and target annual bonus, an amount equal to the COBRA premiums he would be required to pay to continue group health coverage for twelve months, and accelerated vesting of all of his then outstanding and unvested equity and equity-based awards (with any performance-vesting awards vesting at target). All of the foregoing severance benefits are conditioned upon Mr. Chereau’s execution of a separation agreement and an effective release of claims and his compliance with the restrictive covenants described below. In addition, if Mr. Chereau’s employment is terminated for any reason other than cause, the stock options granted to Mr. Chereau prior to the date his employment agreement was amended and restated in 2018 will remain exercisable for eighteen months following his termination of employment (or the remainder of the term, if earlier).

Daniel Gruskin. We are party to an executive employment agreement with Dr. Gruskin, pursuant to which he initially agreed to serve as Senior Vice President, Clinical Development, or the Gruskin Agreement. Dr. Gruskin was promoted to Chief Medical Officer in May 2021. The Gruskin Agreement continues until we or Dr. Gruskin terminates the agreement in accordance with its terms. The key terms of the Gruskin Agreement are as follows:

•

Base Salary and Annual Cash Bonus. Under the executive employment agreement, Dr. Gruskin is entitled to receive a base salary, subject to adjustment from time to time by the Compensation Committee and is eligible to receive an annual performance-based cash bonus determined by the Compensation Committee. For the year ended December 31, 2021 and following his promotion to Chief Medical Officer, Dr. Gruskin’s base salary was $425,000 and his target annual performance bonus was 40% of his annual base salary.

•	Employee Benefits. Dr. Gruskin is entitled to participate in the employee benefit plans maintained by the Company for generally applicable to other senior executives of the Company.

•	Indemnification. Dr. Gruskin is entitled to receive the same indemnification rights granted to other senior executives of the Company.

•

Severance. If Dr. Gruskin’s employment is terminated by us other than for “cause” and other than due to Dr. Gruskin’s death or “disability” or if Dr. Gruskin resigns for “good reason” (each as defined in the Gruskin Agreement), he will be entitled to receive base salary continuation for six months, an amount equal to 0.5 times his target annual bonus, payable in installments over six months, and reimbursement of COBRA premiums for up to three months. If his employment terminates under such circumstances within 24 months following a change of control (as defined in the Gruskin Agreement), Dr. Gruskin will be entitled to receive a lump sum payment equal to his annual base salary and target annual bonus, an amount equal to the COBRA premiums he would be required to pay to continue group health coverage for nine months, and accelerated vesting of all of his then outstanding and unvested equity and equity-based awards (with any performance-vesting awards vesting at target). All of the foregoing severance benefits are conditioned upon Dr. Gruskin’s execution of a separation agreement and an effective release of claims and his compliance with the restrictive covenants described below.

Cecilia Jones. We are party to an executive employment agreement with Ms. Jones, pursuant to which she has agreed to serve as our Chief Financial Officer, or the Jones Agreement.

•

Base Salary and Annual Cash Bonus. Under the Jones Agreement, Ms. Jones is entitled to receive a base salary, subject to adjustment from time to time by the Compensation Committee and is eligible to receive an annual performance-based cash bonus determined by the Compensation Committee. For the year ended December 31, 2021, Ms. Jones’s base salary was $375,000 and her target annual performance-based bonus was 40% of her annual base salary.

•	Employee Benefits. Ms. Jones is entitled to participate in the employee benefit plans maintained by the Company for generally applicable to other senior executives of the Company.

•	Indemnification. Ms. Jones is entitled to receive the same indemnification rights granted to other senior executives of the Company.

•

Severance. If Ms. Jones’s employment is terminated by us other than for “cause” and other than due to Ms. Jones’s death or “disability” or if Ms. Jones resigns for “good reason” (each as defined in the Jones Agreement), she will be entitled to receive base salary continuation for six months, an amount equal to 0.5 times her target annual bonus, payable in installments over six months, and reimbursement of COBRA premiums for up to six months. If her employment terminates under such circumstances within 24 months following a change of control (as defined in the Jones Agreement), Ms. Jones will be entitled to receive a lump sum payment equal to her annual base salary and target annual bonus, an amount equal to the COBRA premiums she would be required to pay to continue group health coverage for twelve months, and accelerated vesting of all of her then outstanding and unvested equity and equity-based awards (with any performance-vesting awards vesting at target). All of the foregoing severance benefits are conditioned upon Ms. Jones’s execution of a separation agreement and an effective release of claims and her compliance with the restrictive covenants described below.

Each of our employment agreements with our named executive officers provides that if any payment or benefit provided under such agreement constitutes a “parachute payment” within the meaning of Section 280G of the Code, the named executive officer will be entitled to receive (i) the amount of such payments or benefits reduced so that no portion of the payments or benefits would constitute a “parachute payment” or (ii) the full amount of such payments and benefits, whichever results in the payment of the greater after-tax amount to the named executive officer.

Restrictive Covenant Agreements

Each of our named executive officers has entered into a confidential information and invention assignment agreement. Among other things, these agreements contain covenants regarding confidential information and invention assignment, as well as a covenant not to solicit our employees during the named executive officer’s employment with us and for one year thereafter.

Outstanding Equity Awards as of December 31, 2021

The following table sets forth information concerning outstanding equity awards held by our named executive officers as of December 31, 2021.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Frederic Chereau	547,000	(1)	—		0.73	11/02/2027	—		—
	122,705	(2)	32,295	(2)	10.00	10/18/2028	—		—
	106,364	(3)	115,636	(3)	7.11	02/11/2030	—		—
	—		282,804	(4)	7.76	02/23/2031	—		—
Cecilia Jones	—		195,000	(5)	8.42	01/11/2031	—		—
	—		78,000	(6)	7.76	02/23/2031	—		—
							5,939	(7)	13,719	(8)
Daniel Gruskin	28,333	(9)	56,667	(9)	7.92	08/06/2030	—		—
	—		155,701	(10)	7.76	02/23/2031	—		—
	—		60,000	(11)	4.33	05/19/2031	—		—

(1)	Represents an option to purchase shares of our Common Stock granted on November 2, 2017. The option has fully vested.
(2)

Represents an option to purchase shares of our Common Stock granted on October 18, 2018. The option vests in equal 1/48 monthly installments beginning November 18, 2018, generally subject to continued service through the applicable vesting date.

(3)

Represents an option to purchase shares of our Common Stock granted on February 11, 2020. The option vests as to 1/4 of the shares on January 1, 2021, and in equal monthly installments over 36 months thereafter, generally subject to continued service through the applicable vesting date.

(4)

Represents an option to purchase shares of our Common Stock granted on February 23, 2021. The option vests as to 1/4 of the shares on January 1, 2022 and in equal monthly installments over 36 months thereafter, generally subject to continued service through the applicable vesting date.

(5)

Represents an option to purchase shares of our Common Stock granted on January 11, 2021. The option vests as to 1/4 of the shares on January 11, 2022 and in equal monthly installments over 36 months thereafter, generally subject to continued service through the applicable vesting date.

(6)

Represents an option to purchase shares of our Common Stock granted on February 23, 2021. The option vests as to 1/4 of the shares on January 11, 2022 and in equal monthly installments over 36 months thereafter, generally subject to continued service through the applicable vesting date.

(7)	Represents RSUs granted on January 11, 2021, which vested in full on January 11, 2022.
(8)	The market value of the RSUs was calculated based on the closing price of our Common Stock granted on December 31, 2021, which was $2.31 per share.
(9)

Represents an option to purchase shares of our Common Stock granted on August 6, 2020. The option vests as to 1/4 of the shares on August 6, 2021 and in equal monthly installments over 36 months thereafter, generally subject to continued service through the applicable vesting date.

(10)

Represents an option to purchase shares of our Common Stock granted on February 23, 2021. The option vests as to 1/4 of the shares on January 1, 2022 and in equal monthly installments over 36 months thereafter, generally subject to continued service through the applicable vesting date.

(11)

Represents an option to purchase shares of our Common Stock granted on May 19, 2021. The option vests as to 1/4 of the shares on May 19, 2022 and in equal monthly installments over 36 months thereafter, generally subject to continued service through the applicable vesting date.

DIRECTOR COMPENSATION

Under our non-employee director compensation policy, each non-employee director was paid cash compensation during the year ended December 31, 2021, and will be paid cash compensation during the year ended December 31, 2022, based on the following:

Annual Retainers	Amount

Chairperson of Board	$70,000

Board Member (other than Chairperson)	$35,000

Audit Committee Chairperson	$15,000

Audit Committee Member (other than Chairperson)	$7,500

Compensation Committee Chairperson	$10,000

Compensation Committee Member (other than Chairperson)	$5,000

Nominating and Corporate Governance Committee Chairperson	$7,500

Nominating and Corporate Governance Committee Member (other than Chairperson)	$4,000

Prior to the fiscal year ended December 2021, our non-employee directors were entitled to be granted an option to purchase 20,000 shares of our Common Stock when first elected to our Board of Directors and an option to purchase 10,000 shares of our Common Stock after service on our Board of Directors for more than six months at the time of the annual meeting of our stockholders, in each case subject to vesting schedules. In March 2021, our Board of Directors approved an increase to these amounts based on an analysis of benchmarking data provided by our Compensation Consultant, Arnosti Consulting.

Under the current non-employee director compensation policy in effect for the years ended December 31, 2021 and 2022, each non-employee director first elected to our Board of Directors is entitled to be granted an option to purchase 25,000 shares of our Common Stock under the LogicBio Therapeutics, Inc. 2018 Equity Incentive Plan, or the 2018 Plan, and each non-employee director who served on our Board of Directors for more than six months at the time of the annual meeting of our stockholders is entitled to be granted an option to purchase 12,500 shares of our Common Stock under the 2018 Plan. One-third of each initial option grant vests on the first, second and third anniversaries of the grant date, subject to the non-employee directors’ continued service through the applicable vesting date. Each annual option grant vests in full on the earlier of the first anniversary of the date of grant and the date prior to the annual meeting of our stockholders held in the year following the grant date. In the event of a “change in control” (as defined in the 2018 Plan), to the extent outstanding, the initial option grants and annual option grants will vest in full, subject to the non-employee directors’ continued service through the change in control.

Each non-employee director is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of our Board of Directors and any Committee on which such non-employee director serves.

The following table sets forth a summary of the compensation we paid to our non-employee directors during the fiscal year ended December 31, 2021. Mr. Chereau, our President and Chief Executive Officer, received no additional compensation for his services as a director and, as a result, is not included in the table below. The compensation received by Mr. Chereau in 2021 for his services as an employee is described in the “Summary Compensation Table” above.

Name	Fees earned or paid in cash ($)	Option awards ($) (1)(2)	All other compensation ($)	Total ($)

Leon Chen	45,000	36,141	—	81,141

Mark Enyedy	45,875	36,141	—	82,016

J. Jeffrey Goater	40,625	36,141	—	76,766

Susan Kahn(3)	962	39,351	—	40,313

Daphne Karydas	43,500	36,141	—	79,641

Mark Kay	35,000	49,135	72,500	156,635

Richard Moscicki	77,500	36,141	—	113,641

Michael Wyzga	51,250	36,141	—	87,391

(1)

The amounts reported in this column represent the aggregate grant date fair value of the options to purchase our Common Stock granted to our non-employee directors in 2021, computed in accordance with FASB ASC 718, excluding the effect of estimated forfeitures. The assumptions used to value the options for this purpose are set forth in Note 10 to our financial statements filed with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(2)	As of December 31, 2021, our non-employee directors held options to purchase the number of shares of Common Stock set forth in the table below:

Name	Shares subject to outstanding options
Leon Chen	101,979
Mark Enyedy	32,500
J. Jeffrey Goater	32,500
Susan Kahn	25,000
Daphne Karydas	32,500
Mark Kay	216,175
Richard Moscicki	57,471
Michael Wyzga	57,471

(3)	Ms. Kahn began serving on our Board of Directors in December 2021.

Consulting Agreement with Dr. Kay

We entered into a consulting agreement with Dr. Kay on April 1, 2018, pursuant to which he agreed to continue to provide consulting services to us on an as-requested basis. Under this agreement, Dr. Kay is entitled to receive $67,500 per year for research and development consulting services and an additional $5,000 for every Scientific Advisory Board meeting that he attends. As a result of his participation on the Scientific Advisory Board in June 2021, Dr. Kay earned $5,000 and received a non-qualified stock option to purchase 5,000 shares of the Company’s Common Stock. Dr. Kay has also agreed to certain covenants regarding confidential information and invention assignment, as well as a covenant not to solicit our employees during the term of the agreement and for one year thereafter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 26, 2022 (unless otherwise specified), with respect to the beneficial ownership of our Common Stock by each person who is known, based solely on filings made under Section 13(d) and 13(g) of the Exchange Act, to own beneficially more than 5% of the outstanding shares of Common Stock, each person currently serving as a director, each nominee for director, each named executive officer (as set forth in the “Summary Compensation Table” above) and all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 26, 2022 through the exercise of any stock options, warrants or other rights. Shares of Common Stock subject to options, warrants or other rights that are now exercisable or are exercisable within 60 days after April 26, 2022 are considered outstanding for purposes of computing the percentage ownership of the persons holding these options, warrants or other rights but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. As of April 26, 2022, there were 32,962,733 shares of Common Stock outstanding. Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. Unless otherwise indicated, the address for each beneficial owner is c/o LogicBio Therapeutics, Inc., 65 Hayden Avenue, Floor 2, Lexington, MA 02421.

Name and address of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned

5% or greater stockholders:

OrbiMed Advisors, LLC (1) 601 Lexington Avenue, 54th Floor New York, New York 10022	8,466,783	25.7%

Arix Bioscience Holdings Ltd. (2) Duke Street House, 50 Duke Street Mayfair, London W1J 6EQ, United Kingdom	2,183,211	6.6%

BioDiscovery (3) 374 Rue Saint-Honore 75001 Paris, France	1,787,913	5.4%

Directors and named executive officers:

Frederic Chereau (4)	1,173,929	3.5%

Daniel Gruskin (5)	113,681	*

Cecilia Jones (6)	100,450	*

Leon Chen (7)	125,094	*

Mark Enyedy (8)	28,754	*

J. Jeffrey Goater (9)	19,166	*

Susan Kahn	—	*

Daphne Karydas (10)	19,166	*

Mark Kay (11)	998,232	3.0%

Richard Moscicki (12)	61,387	*

Michael Wyzga (13)	60,612	*

All executive officers and directors as a group (13 persons)(14)	2,820,157	8.1%

*	Represents beneficial ownership of less than one percent of our outstanding Common Stock.

(1)

As reported on a Schedule 13D/A filed with the SEC on October 6, 2020 by OrbiMed Advisors LLC (“OrbiMed Advisors”), OrbiMed Advisors Israel II Limited (“OrbiMed Limited”), OrbiMed Israel GP II, L.P. (“OrbiMed Israel”), OrbiMed Capital GP VI LLC (“OrbiMed GP”), OrbiMed Genesis GP LLC (“OrbiMed Genesis”) and OrbiMed Capital LLC (“OrbiMed Capital”) (collectively, the “OrbiMed Reporting Persons”). 4,126,972 and 3,524,997 shares are directly held by OrbiMed Israel Partners II. L.P. (“OIP II”) and OrbiMed Private Investments VI, LP (“OPI VI”), respectively. OrbiMed Israel is the sole general partner of OIP II pursuant to the terms of a limited partnership agreement of OIP II, and OrbiMed Limited is the sole general partner of OrbiMed Israel pursuant to the terms of the limited partnership agreement of OrbiMed Israel. As a result, OrbiMed Israel and OrbiMed Limited share the power to direct the vote and disposition of the shares held by OIP II, and both OrbiMed Israel and OrbiMed Limited may be deemed directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the shares held by OIP II. OrbiMed Limited exercises this investment power through an investment committee comprised of Carl L. Gordon, Jonathan Silverstein, Nissim Darvish, Anat Naschitz and Erez Chimovits, each of whom disclaims beneficial ownership of the shares held by OPI II. OrbiMed GP is the sole general partner of OPI VI, pursuant to the terms of the limited partnership agreement of OPI VI, and OrbiMed Advisors is the sole managing member of OrbiMed GP, pursuant to the terms of the limited liability company agreement of OrbiMed GP. As a result, OrbiMed Advisors and OrbiMed GP share power to direct the vote and disposition of the shares held by OPI VI and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owners of the shares held by OPI VI. Each of OrbiMed Advisors and OrbiMed GP disclaims any beneficial ownership over the shares of the other OrbiMed Reporting Persons. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl. L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OPI VI. 296,296 and 518,518 shares are directly held by OrbiMed Genesis Master Fund, L.P. (Genesis”) and The Biotech Growth Trust PLC (“BIOG”), respectively. OrbiMed Genesis is the general partner of Geneses, pursuant to the terms of the limited partnership agreement of Genesis, and OrbiMed Advisors is the managing member of OrbiMed Genesis, pursuant to the terms of the limited liability company of OrbiMed Genesis. As a result, OrbiMed Advisors and OrbiMed Genesis share power to direct the vote and disposition of the shares held by Genesis and may be deemed, directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the shares held by Genesis. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the Shares held by Genesis. OrbiMed Capital is the investment advisor of BIOG. As a result, OrbiMed Capital has the power to direct the vote and disposition of the shares held by BIOG and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owner of the shares held by BIOG. OrbiMed Capital disclaims any beneficial ownership over such shares. OrbiMed Capital exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by BIOG.

(2)

As reported on a Schedule 13D/A filed with the SEC on February 15, 2022 by Arix Bioscience Plc (“Arix Plc”) and Arix Bioscience Holdings Limited (“Arix Ltd.”). The shares directly held by Arix Ltd. are indirectly beneficially owned by Arix Plc, the sole owner and parent of Arix Ltd. Arix Plc and Arix Ltd. share voting and dispositive power with regard to the Company’s securities directly held by Arix Ltd.

(3)

As reported on a Schedule 13G/A filed with the SEC on February 12, 2021 by Andera Partners (“Andera”), BioDiscovery 5 (“Biodiscovery 5”) and Sofia Ioannidou. The shares directly held by BioDiscovery 5 are indirectly held by Andera, the manager of BioDiscovery 5. Andera shares voting and dispositive power with regard to the Company’s securities directly held by BioDiscovery 5. Dr. Ioannidou is a director of Andera and may be deemed to share voting and dispositive power over such shares.

(4)	Consists of 253,811 shares of Common Stock and options to purchase 920,118 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(5)	Consists of 3,331 shares of Common Stock and options to purchase 110,350 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(6)	Consists of 3,764 shares of Common Stock and options to purchase 96,686 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(7)	Consists of 22,333 shares of Common Stock and options to purchase 102,761 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(8)	Consists of 2,921 shares of Common Stock and options to purchase 25,833 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(9)	Consists of options to purchase 19,166 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(10)	Consists of options to purchase 19,166 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(11)	Consists of 784,557 shares of Common Stock and options to purchase 213,675 shares of common stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(12)	Consists of 3,916 shares of Common Stock and options to purchase 57,471 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(13)	Consists of 3,141 shares of Common Stock and options to purchase 57,471 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

(14)

Consists of 1,077,774 shares of Common Stock and options to purchase 1,742,383 shares of Common Stock that are exercisable as of April 26, 2022 or will become exercisable within 60 days after such date.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2021 and has discussed these statements with management and Deloitte & Touche LLP, or Deloitte, the Company’s independent registered public accounting firm. The Company’s management is responsible for the preparation the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles and discusses any issues it believes should be raised with the Audit Committee. The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021.

The Audit Committee also received from, and discussed with, Deloitte the written disclosures and other communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

Deloitte also provided the Audit Committee with the written disclosures and the letter required by Rule 3526 of the PCAOB. PCAOB Rule 3526 requires independent registered public accounting firms to, at least annually, disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with Deloitte its independence from the Company.

Based on its discussions with management and Deloitte, and its review of the representations and information provided by management and Deloitte, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

The Audit Committee of LogicBio Therapeutics, Inc.

Michael Wyzga, Chairperson

J. Jeffrey Goater

Daphne Karydas

PRINCIPAL ACCOUNTANT FEES AND SERVICES

We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed by the Audit Committee on at least an annual basis. The aggregate fees billed for the fiscal years ended December 31, 2020 and 2021 for each of the following categories of services are as follows:

Fee Category	2021	2020

Audit Fees(1)	671,573	657,761

Audit Related Fees	—	—

Tax Fees(2)	—	19,425

All Other Fees	—	—

Total Fees	671,573	677,186

Audit Fees. Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees. Refer to aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”

Tax Fees. Consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.

All Other Fees. Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above.

PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

The Audit Committee pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed by Deloitte, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law and listing standards, provided that the decisions of such Audit Committee member or members must be communicated to the Audit Committee at its next scheduled meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as described below, there have been no transactions since January 1, 2020 in which we were a party, the amount involved exceeded or will exceed $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had a direct or indirect material interest.

RELATED PERSON TRANSACTIONS POLICY

We have adopted a related person transactions policy that governs the review and approval of related person transactions. Pursuant to this policy, if we want to enter into a transaction with any of our executive officers, directors, director nominees, beneficial owners of more than 5% of our Common Stock or immediate family members of any of the foregoing, the Audit Committee will review all of the material facts of the proposed transaction and either approve or disapprove of such transaction. If advance approval by the Audit Committee of such a transaction is not feasible, such matter will be reviewed and, if the Audit Committee determines it to be appropriate, ratified at the next regularly scheduled meeting of the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether such transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

TRANSACTIONS WITH RELATED PERSONS

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us, among other things, to indemnify these individuals, to the fullest extent permitted by law, for certain expenses (including attorneys’ fees), judgments, penalties, fines and settlement amounts actually or reasonably incurred by such persons in any action or proceeding that may arise by reason of their service as directors or executive officers, including any action by or in our right.

We also maintain a general liability insurance policy, which covers certain liabilities of directors and officers of the Company arising out of claims based on acts or omissions in their capacities as directors or officers. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Other Agreements

We have entered into employment agreements with certain of our executive officers. In addition, we have entered into agreements with respect to confidentiality and invention assignment with our executive officers. See the “Executive Compensation” section for certain additional details.

PROPOSAL 1—ELECTION OF CLASS I DIRECTORS

In accordance with the Company’s Charter and Bylaws, the Board of Directors is divided into three classes. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Mark Enyedy, J. Jeffrey Goater and Mark Kay are the Class I directors whose terms expire at the 2022 Annual Meeting of Stockholders. On the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors’ nominees for election by the stockholders as the Class I directors are the three current Class I directors: Mr. Enyedy, Mr. Goater and Dr. Kay. If elected, each Class I nominee will serve until the 2025 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Our Bylaws provide for a majority voting standard for the election of directors in an uncontested election. Accordingly, a director nominee will be elected at the Annual Meeting only if the votes properly cast FOR his election exceed the votes properly cast AGAINST his election.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted FOR the election of the Class I nominees listed. The Company does not expect that the Class I nominees will be unable to serve. In the event that any of the nominees is unexpectedly not available to serve at any time prior to the Annual Meeting, the proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may determine that no directors are to be elected at the Annual Meeting. Biographical information for the Class I nominees and for each continuing director is set forth earlier in this proxy statement. The Company believes that each director meets the minimum qualifications established by the Nominating and Corporate Governance Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE CLASS I DIRECTOR NOMINEES.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the Audit Committee’s appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Deloitte has served as our independent registered public accounting firm since 2018.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance.

Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

We expect that a representative of Deloitte will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

ENDING DECEMBER 31, 2022.

GENERAL MATTERS

AVAILABILITY OF CERTAIN DOCUMENTS

A copy of our Annual Report and this proxy statement are available on the Company’s website (www.logicbio.com), under the “SEC Filings” section of the “Investors” page. Upon written request, we will mail, without charge, a copy of our Annual Report, excluding exhibits. Please send a written request to the Corporate Secretary at:

LogicBio Therapeutics, Inc.

65 Hayden Avenue, Floor 2

Lexington, MA 02421

Attention: Corporate Secretary

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, and if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at 65 Hayden Avenue, Floor 2, Lexington, MA 02421, Attention: Corporate Secretary, or call us at (617) 245-0399. If you want to end “householding,” receive separate copies of the Notice, Proxy Statement, and/or Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement, stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received by the Corporate Secretary at our principal executive offices no later than the close of business on December 30, 2022, which is 120 days prior to the date that is one year from April 29, 2022, the date this year’s proxy statement was released to shareholders.

Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting. Our Bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary at LogicBio Therapeutics, Inc., 65 Hayden Avenue, Floor 2, Lexington, MA 02421. To be timely for the 2023 annual meeting, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we first provide notice or public disclosure of the date of the meeting. Assuming the date of our 2022 annual meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2023 annual meeting must notify us no earlier than February 17, 2023 and no later than March 19, 2023. Such notice must provide the information required by our Bylaws with respect to each matter the stockholder proposes to bring before the 2022 annual meeting.

CONTACTING THE BOARD OF DIRECTORS

Stockholders wishing to communicate with the Board of Directors may do so by writing to the Board or to the non-employee members of the Board as a group, at:

LogicBio Therapeutics, Inc.

65 Hayden Avenue, Floor 2

Lexington, MA 02421

Attention: Corporate Secretary

The communication must prominently display the legend “Board Communication” in order to indicate to the Corporate Secretary that it is a communication for the Board. Upon receiving such a communication, the Corporate Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board’s duties and responsibilities may be excluded. The Corporate Secretary will not forward any communication determined in his good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

LOGICBIO THERAPEUTICS, INC.
65 HAYDEN AVENUE, 2ND FLOOR
LEXINGTON, MA 02421
SCAN TO
VIEW MATERIALS & VOTE
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 16, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/LOGC2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 16, 2022. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D85616-P69417
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
LOGICBIO THERAPEUTICS, INC.
Our Board of Directors recommends you vote “FOR” each of the Class I director nominees:
1. Election of Directors
Nominees:
For Against Abstain
1a. Mark Enyedy
1b. J. Jeffrey Goater
1c. Mark Kay
Our Board of Directors recommends you vote “FOR” the following proposal:
2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022.
Abstain Against For
NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of each director nominee in proposal 1 and FOR proposal 2. If any other matters properly come before the meeting or any adjournment thereof, the person(s) named in this proxy will vote in their discretion in accordance with applicable law or rule.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com
D85617-P69417
LOGICBIO THERAPEUTICS, INC. Annual Meeting of Stockholders June 17, 2022 10:00 AM ET
This proxy is solicited by the Board of Directors
The stockholder(s) hereby appoint(s) Cecilia Jones and Andrea Paul, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $0.0001 per share, of LogicBio Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of the Stockholders to be held at 10:00 AM ET on June 17, 2022 in a virtual meeting format, via live webcast at www.virtualshareholdermeeting.com/LOGC2022, and any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR PROPOSAL 2.
IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PERSON(S) NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION IN ACCORDANCE WITH APPLICABLE LAW OR RULE.
Continued and to be signed on reverse side